UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2008

HILB ROGAL & HOBBS COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 0-15981

Virginia	54-1194795
(State of incorporation)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500	23060
Glen Allen, Virginia
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 22, 2008, Hilb Rogal & Hobbs Company (“HRH”) sent a notice to its directors and executive officers informing them that a blackout period with respect to the Hilb Rogal & Hobbs Retirement Savings Plan (the “Plan”) is expected to begin at 4:00 p.m., eastern time, on September 23, 2008, and expected to end on October 13, 2008, during which time they will be subject to blackout restrictions with respect to transactions in HRH common stock and related equity securities. The blackout period is being implemented in connection with the anticipated acquisition of HRH by Willis Group Holdings Limited (“Willis”). In order to allow the trustee to process and implement participants’ instructions with respect to the election of consideration (i.e., Willis shares, cash or a combination thereof) in connection with the transaction, access to HRH common stock held in accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan will be unable to engage in any transaction involving HRH common stock held in their Plan accounts, including investment direction and diversification, distribution and loan transactions.

A copy of the blackout notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting Brent King at (804) 747-3105 (prior to the closing of the merger) and Shaun Bryant of Willis at +44 207 860 9146 (after the closing of the merger) to whom all inquiries regarding the blackout period should be directed.

Important Merger-Related Information

The proposed merger between Willis and HRH will be submitted to the HRH shareholders for their consideration. Willis has filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that includes a preliminary proxy statement of HRH that also constitutes a prospectus of Willis. HRH shareholders and other investors are urged to read the Registration Statement and the definitive proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as any other relevant documents concerning the proposed transaction and the companies that HRH or Willis files with the SEC (and any amendments or supplements to those documents), because these will contain important information. Investors will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Willis and HRH, without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. You may also obtain these documents, free of charge, from Willis’s website (www.willis.com) under the tab “Investor Relations” and then under the heading “Financial Reporting” and then under the item “SEC Filings Forms.” You may also obtain these documents, free of charge, from HRH’s website (www.hrh.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”

Willis, HRH and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from HRH shareholders in connection with the proposed transaction. Information about Willis’s directors and executive officers is available in Willis’s proxy statement, dated March 17, 2008. Information about HRH’s directors and executive officers is available in HRH’s proxy statement, dated March 31, 2008. Additional information about the interests of potential participants will be included in the definitive prospectus/proxy statement when it becomes available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus, meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

Forward-looking statements made in filings by the company with the SEC, in the company’s press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized company executive officer, may include the words or phrases “would be,” “will allow,” “expects to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions and are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description of Exhibit
No.

99.1	Important Notice Concerning Limitations on Your Trading in Hilb Rogal & Hobbs Securities During 401(k) Plan Blackout Period, dated August 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY

By: /s/ A. Brent King
A. Brent King
Vice President, General Counsel and Assistant Secretary

Date: August 25, 2008

EXHIBIT INDEX

Exhibit	Description of Exhibit
No.

99.1	Important Notice Concerning Limitations on Your Trading in Hilb Rogal & Hobbs Securities During 401(k) Plan Blackout Period dated August 25, 2008